Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

This Amendment to Loan Agreement (this “Amendment”), dated as of August 22, 2008 (the “Effective Date”), by and among GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“GSMC”) and successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., CITICORP NORTH AMERICA, INC., a New York corporation (“Citigroup”), and SL GREEN REALTY CORP., a Maryland corporation (“SL Green”, and together with GSMC, Citigroup and their respective successors and assigns, collectively, “Lender”), as lender, and each of the entities listed as a “Borrower” on the signature pages hereto, collectively, jointly and severally, together with their respective permitted successors and assigns, “Borrower”), amends that certain Loan Agreement, dated as of April 1, 2008 (the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings given such terms in the Loan Agreement).

WHEREAS, pursuant to the Loan Agreement and that certain Mortgage Loan Cooperation Agreement, dated as of April 1, 2008, by and among Lender and Borrower (the “Cooperation Agreement”), Borrower has agreed to cooperate with Lender’s efforts to create additional mezzanine loans; and

WHEREAS, Lender and Borrower desire to amend the Loan Agreement to reflect the bifurcation of the Mezzanine Loan into two separate mezzanine loans, a senior mezzanine loan with an original principal balance of $500,000,000, and a junior mezzanine loan with an original principal balance of $99,329,673.13.

NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby represent, warrant, covenant and agree as follows:

Section 1.       Amendments of Loan Agreement.  Lender and Borrower hereby agree to amend the terms of the Loan Agreement as hereinafter set forth:

(a)  The defined term “Change of Control” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Change of Control” means the occurrence of either or both of the following: (i) except as a result of a Permitted Joint Venture, the failure of any individual Borrower to be directly or indirectly 100% owned and controlled by Sponsor or a mezzanine lender that acquires a direct or indirect equity interest in Borrower through foreclosure or a transfer in lieu of foreclosure, in each case in accordance with the intercreditor agreement between Lender and such mezzanine lender, or (ii) except as a result of a Permitted Joint Venture, the failure of any Single-Purpose Equityholder (if any) to be directly or indirectly 100% owned and controlled by Sponsor or a mezzanine lender that acquires a direct or indirect equity interest in Borrower through foreclosure or a transfer in lieu of foreclosure, in each case in accordance with the intercreditor agreement between Lender and such mezzanine lender.”

(b)  The defined term “Loan Documents” is hereby amended by inserting the words “the Whole Loan Guaranty,” after the words “the Guaranty”

(c)  The defined term “Mezzanine Borrower” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mezzanine Borrower” means the “Borrower” as described in the Amended and Restated Senior Mezzanine Loan Agreement.”

(d)  The defined term “Mezzanine Lender” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mezzanine Lender” means, collectively, Goldman Sachs Mortgage Company, a New York limited partnership and Citicorp North America, Inc., a New York corporation, or their respective successors and/or assigns identified to Lender in writing.”

(e)   The defined term “Mezzanine Loan Agreement” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mezzanine Loan Agreement” means that certain Amended and Restated Senior Mezzanine Loan Agreement, dated as of April 1, 2008 and amended as of August 22, 2008, by and between Mezzanine Lender and Mezzanine Borrower pursuant to which the Mezzanine Loan is made.”

(f)    The defined term “Mezzanine Loan Event of Default” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mezzanine Loan Event of Default” means the occurrence of any one or more events which constitute an “Event of Default” under and as defined in the Mezzanine Loan Documents and/or the Junior Mezzanine Loan, with respect to which Lender shall have received written notice from Borrower or the applicable Mezzanine Lender and/or Junior Mezzanine Lender.”

 (g)  The defined term “Mezzanine Loan Principal Indebtedness” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mezzanine Loan Principal Indebtedness” means the sum of (x) principal balance of the Mezzanine Loan outstanding from time to time, plus (y) the principal amount of the Junior Mezzanine Loan  outstanding from time to time.”

(h)  The defined term “Mortgage Loan Percentage” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Mortgage Loan Percentage” means 86.628%.”

(i)    The defined term “Spread” is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Spread” means:

(i)            initially, 1.98790426724%; and

(ii)           following the bifurcation of the Note into multiple Note Components pursuant to Section 1.3(c), the weighted average of the Component Spreads at the time of determination, weighted on the basis of the corresponding Component Balances.”

(j)  The following defined terms are added to the “DEFINITIONS” section of the Loan Agreement, immediately following the defined term “Interest Rate Cap Agreements”:

“Junior Mezzanine Borrower” means the “Borrower” as described in the Junior Mezzanine Loan Agreement.

“Junior Mezzanine Lender” means, collectively, Goldman Sachs Mortgage Company, a New York limited partnership, Citicorp North America, Inc., a New York corporation, and SL Green Realty Corp., a Maryland corporation, or their respective successors and/or assigns identified to Lender in writing.

“Junior Mezzanine Loan” means that certain mezzanine loan made on the date hereof by Junior Mezzanine Lender to Junior Mezzanine Borrower.

“Junior Mezzanine Loan Agreement” means that certain Junior Mezzanine Loan Agreement, dated as of August 22, 2008 and effective as of the date hereof, by and between Junior Mezzanine Lender and Junior Mezzanine Borrower pursuant to which the Junior Mezzanine Loan is made.

“Junior Mezzanine Loan Documents” means the “Loan Documents” as defined in the Junior Mezzanine Loan Agreement.

“Whole Loan Guarantor” means GKK Stars Junior Mezz 1 LLC.

“Whole Loan Guaranty” means that certain Guaranty Agreement, dated as of August 22, 2008, by Whole Loan Guarantor for the benefit of Lender.

(k)   Section 1.2(b)(iv) of the Loan Agreement is hereby amended by inserting the words “and Junior Mezzanine Loan” immediately after the words “Mezzanine Loan”.

(l)  Section 1.3(c) of the Loan Agreement is hereby amended by (i) inserting the words “(x) all payments of interest and principal hereunder shall be applied to the Note Components on a pro rata basis and (y)” immediately after the words “Casualty or Condemnation” in the second sentence thereof, and (ii) inserting the parenthetical  “(and subject to any intercreditor agreement among Lender, Junior Mezzanine Lender and/or any Encumbered Property Lender, and/or any co-lender agreement among the Lenders hereunder, all payments of interest and principal hereunder shall be applied to the Notes on a pro rata basis)” immediately after the words “separate physical Note” in the third sentence thereof.

(m)  Section 2.1(b) of the Loan Agreement is hereby amended by (i) inserting the words “and Junior Mezzanine Loan” immediately after the words “a prepayment of the Mezzanine Loan” in the first sentence of such Section, (ii) inserting the words “and Junior Mezzanine Borrower” immediately after the words “Mezzanine Borrower” in the third sentence of such Section and (iii) inserting the words “and Junior Mezzanine Loan” immediately after the words “Mezzanine Loan” in the third sentence of such Section.

(n)  Section 3.2(d) of the Loan Agreement is hereby amended by inserting the words “and/or Junior Mezzanine Lender” immediately after the words “Mezzanine Lender” in the first sentence of such Section.

(o)  Section 5.12 is hereby amended and restated in its entirety to read:

“5.12.  Annual Financial Statements.  As soon as available, and in any event within 120 days after the close of each Fiscal Year, beginning with the 2008 Fiscal Year, Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, a balance sheet of Borrower and (except to the extent stock in Sponsor is publicly traded on a major stock exchange) Sponsor as of the end of such year, which statements with respect to Borrower shall be on a consolidated basis with respect to the Properties as a whole, together with related consolidated statements of income for such Fiscal Year, which statements shall include an attached schedule of Net Operating Income, gross carrying value and accumulated depreciation, each on an individual property basis, audited by an Approved Accounting Firm whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit or as to the status of Borrower as a going concern.  Together with Borrower’s annual financial statements, Borrower shall furnish to Lender, in hard copy and electronic format:

(i)	then current rent roll and occupancy reports of the Properties; and

(ii)	such other information as Lender shall reasonably request, to the extent readily available to Borrower or Sponsor without material cost or expense.”

(p) Section 5.13 is hereby amended and restated in its entirety to read:

“5.13.  Quarterly Financial Statements.  As soon as available, and in any event within 60 days after the end of each Fiscal Quarter (including year-end), Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe .pdf format, quarterly and year-to-date an unaudited balance sheet for such Fiscal Quarter with respect to Borrower and (except to the extent stock in Sponsor is publicly traded on a major stock exchange) Sponsor, which statements with respect to Borrower shall be on a consolidated basis with respect to the Properties as a whole,  together with related consolidated statements of income and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall include an attached schedule of Net Operating Income, gross carrying value and accumulated depreciation, each on an individual property basis, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments.  Each such quarterly report shall be accompanied by the following, in hard copy and electronic format:

(i)	a statement which calculates Net Operating Income for each of the Fiscal Quarters in the Test Period ending in such Fiscal Quarter, in the case of each such Fiscal Quarter, ending at the end thereof;

(ii)

copies of each of the Major Leases signed during such quarter and each other Lease signed during such quarter that is requested by Lender, and a summary of each material Lease (and, to the extent prepared by Borrower or Approved Property Manager in the ordinary course of business, each other Lease) signed during such quarter, which shall include the Tenant’s name, lease term, base rent, Tenant Improvements, leasing commissions paid, free rent and other material tenant concessions;

(iii)	then current rent roll and occupancy reports;

(iv)	a copy of AFRT’s business plan, to the extent updated after the date hereof; and

(v)	such other information as Lender shall reasonably request, to the extent readily available to Borrower or Sponsor without material cost or expense.”

(o)  Section 6.3 of the Loan Agreement is hereby amended by inserting the following sentence immediately after the existing sentence in such section: “Whole Loan Guarantor shall, for so long as the Obligations remain outstanding, directly own 100% of the equity interests in Junior Mezzanine Borrower and shall not pledge, sell or convey all or any portion thereof or any direct interest therein, or grant any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of the equity interests in Junior Mezzanine Borrower.”

(p)  Section 7.1(f)(iv) of the Loan Agreement is hereby amended by inserting the words “and/or the Junior Mezzanine Loan” immediately after the words “Mezzanine Loan”.

(q)  Section 7.1(i) of the Loan Agreement is hereby deleted in its entirety.

(r)  Section 9.4 of the Loan Agreement is hereby amended by replacing the notice addresses contained therein with the following:

“If to Lender:

Goldman Sachs Mortgage Company
85 Broad Street, 11th Floor

New York, New York 10004
Attention:  Daniel Ottensoser and Rene Theriault

with copy to:

Goldman Sachs Commercial Mortgage Capital, L.P.
6011 Connection Drive, Suite 550
Irving, Texas 75039
Attention:  Michael Forbes

with copy to

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Michael Weinberger, Esq.

and

Citicorp North America, Inc.
388 Greenwich Street
New York, New York 10013
Attention:  Mr. David Bouton

with copy to

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York  10153
Attention:  Samuel M. Zylberberg, Esq. (EG)

If to Borrower:

c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention:  Robert R. Foley, Chief Operating Officer

with copies to:

c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York  10170
Attention:  Office of the General Counsel

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004-1980

Attention:  Jonathan L. Mechanic, Esq.”

(s)  Section 9.19(b)(v) of the Loan Agreement is hereby amended by inserting the words “or Whole Loan Guarantor” immediately after the words “the failure of any Borrower”.

(t)  Section 9.19(b) of the Loan Agreement is hereby amended by inserting the words “(or Whole Loan Guarantor’s equity interests in Junior Mezzanine Borrower)” immediately after each of the two occurrences of the word “Collateral” in the final sentence of such section.

Section 2.       Miscellaneous.

(a)   All of the terms and conditions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.  Except as expressly amended hereby, the Loan Agreement remains in full force and effect in accordance with its terms.

(b)   This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.

(c)   Borrower hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement, without impairment, and (3) represents, warrants and covenants that it is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against the Indebtedness.

[Signatures appear on following page]

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Amendment as of the date first hereinabove set forth.

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Mark Buono
Name: Mark Buono
Title: Vice President

CITICORP NORTH AMERICA, INC., a New York
corporation

By:	/s/ Angelica Sukiennik
Name: Angelica Sukiennik
Title: Authorized Signatory

SL GREEN REALTY CORP., a Maryland corporation

By:	/s/ Gregory F. Hughes
Name: Gregory F. Hughes
Title: Chief Operating Officer

[Signatures continue on following page]

BORROWER:

The entities listed on Schedule A to this
signature page

By:	/s/ Edward J. Matey, Jr.
Name: Edward J. Matey, Jr.
Title: General Counsel and Vice President

Schedule A to Signature Page

Dresher Court Realty, L.P.

First States Investors 105, LLC (PA)

First States Investors 107, LLC (AR)

First States Investors 117, LLC (FL)

First States Investors 118, LLC (FL)

First States Investors 147, LLC (IA)

First States Investors 154, LLC (NJ)

First States Investors 157, LLC (NJ)

First States Investors 2017, LLC

First States Investors 2100, L.P. (NC)

First States Investors 2102, L.P. (NC)

First States Investors 2103, L.P. (NC)

First States Investors 2104, L.P. (NC)

First States Investors 2105, L.P. (NC)

First States Investors 2106, L.P. (NC)

First States Investors 2107, L.P. (NC)

First States Investors 2108, L.P. (NC)

First States Investors 2110, LLC (VA)

First States Investors 2208, LLC (DE)

First States Investors 230, L.P. (NC)

First States Investors 2550A, LLC (DE)

First States Investors 3004, Limited Partnership (FL)

First States Investors 3014, LLC (GA)

First States Investors 3022, L.P. (NC)

First States Investors 3024, L.P. (NC)

First States Investors 3028, L.P. (NC)

First States Investors 3033, L.P. (NC)

First States Investors 3034, LLC (SC)

First States Investors 3035, LLC (SC)

First States Investors 3043, LLC (SC)

First States Investors 3048, LLC (VA)

First States Investors 3061, LLC (NJ)

First States Investors 3067, LLC (VA)

First States Investors 3076, LLC (GA)

First States Investors 3077, LLC (GA)

First States Investors 3081, Limited Partnership

First States Investors 3086, LLC (PA)

First States Investors 3087, LLC (VA)

First States Investors 3089, LLC (VA)

First States Investors 3090, LLC (FL)

First States Investors 3091, LLC (GA)

First States Investors 3093, LLC (VA)

First States Investors 3098, LLC (VA)

First States Investors 3099, LLC (VA)

First States Investors 3103, LLC (GA)

First States Investors 3108, LLC (NJ)

First States Investors 3114, LLC (TN)

First States Investors 3151, LLC (FL)

First States Investors 3179, Limited Partnership (DE)

First States Investors 3187, Limited Partnership (DE)

First States Investors 3195, L.P. (TX)

First States Investors 3300, LLC

First States Investors 3601, LLC (FL)

First States Investors 3632, LLC (FL)

First States Investors 3642, LLC (NJ)

First States Investors 3647, L.P. (PA)

First States Investors 40, LLC (MO)

First States Investors 4000C, LLC (DE)

First States Investors 4029, LLC (DE)

First States Investors 4043, LLC (GA)

First States Investors 4044, LLC (DE)

First States Investors 4048, LLC (DE)

First States Investors 4055, LLC (DE)

First States Investors 4062, LLC (DE)

First States Investors 4067, LLC (DE)

First States Investors 4081, LLC (DE)

First States Investors 4085, LLC (DE)

First States Investors 4100B, L.P. (DE)

First States Investors 4150, LLC (DE)

First States Investors 4413, LLC (DE)

First States Investors 4499, LLC (DE)

First States Investors 4500, LLC (DE)

First States Investors 5000B, LLC (DE)

First States Investors 77, L.P. (FL)

First States Investors 922, LLC (IL)

First States Investors 923, L.P. (DE)

First States Investors 926 L.P.

First States Investors 927, LLC (DE)

First States Investors Branch One, L.P. (DE)

First States Investors GS Pool A, L.P. (DE)

First States Investors GS Pool B, L.P. (DE)

First States Investors GS Pool C, L.P.

First States Investors Realty, LLC (DE)

First States Partners No. 201, L.P.

First States Partners No. 203, LLC (NJ)

First States Partners No. 213, LLC (NJ)

First States Partners No. 216, L.P. (PA)

First States Partners No. 236 L.P. (PA)

First States Properties No. 12, LLC (PA)

First States Properties No. 15, LLC (PA)

First States Properties No. 19, LLC (PA)

First States Properties No. 34, LLC (PA)

First States Properties No. 35, LLC (PA)

First States Properties No. 37, LLC (PA)

First States Properties No. 41, LLC (PA)

First States Properties No. 43, LLC (PA)

First States Properties No. 49, LLC (PA)

First States Properties No. 51, LLC (PA)

First States Properties No. 52, LLC (PA)

First States Properties No. 56, LLC (PA)

First States Properties No. 59, LLC (PA)

First States Properties No. 62, LLC (PA)

First States Properties No. 67, LLC (PA)

First States Properties No. 71, LLC (PA)

First States Properties No. 73, LLC (PA)

First States Properties No. 75, LLC (PA)

First States Properties No. 9, LLC (PA)

First States Realty Corp., LLC